UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2022

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The 2022 annual meeting of stockholders (the “2022 Annual Meeting”) of Northern Trust Corporation (the “Corporation”) was held on April 26, 2022, in Chicago, Illinois for the purposes of: (i) electing 12 directors to serve on the Board of Directors until the 2023 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2021 named executive officer compensation; and (iii) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2022 fiscal year. Stockholders representing 192,285,115 shares, or 92.46% of the Corporation’s common stock as of the February 28, 2022 record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors
All 12 nominees for director named in the proxy statement for the 2022 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	156,520,476	25,572,428	141,748	10,050,463
Susan Crown	177,812,393	4,293,467	128,792	10,050,463
Dean M. Harrison	181,256,241	816,374	162,037	10,050,463
Jay L. Henderson	164,399,475	17,693,698	141,479	10,050,463
Marcy S. Klevorn	181,569,305	520,960	144,387	10,050,463
Siddharth N. (Bobby) Mehta	181,314,738	784,696	135,218	10,050,463
Michael G. O’Grady	174,138,821	7,930,502	165,329	10,050,463
Jose Luis Prado	177,351,996	4,736,353	146,303	10,050,463
Martin P. Slark	179,376,508	2,702,964	155,180	10,050,463
David H. B. Smith, Jr.	178,457,707	3,630,532	146,413	10,050,463
Donald Thompson	181,246,727	835,053	152,872	10,050,463
Charles A. Tribbett III	172,551,250	9,548,670	134,732	10,050,463

Approval of 2021 Named Executive Officer Compensation
The 2021 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
173,789,021	8,180,171	265,460	10,050,463

Ratification of Appointment of KPMG LLP
The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2022 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
183,765,780	8,393,505	125,830	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION

Date:	April 27, 2022	By:	/s/ Brad A. Kopetsky
Brad A. Kopetsky
Senior Vice President, Associate General Counsel and Corporate Secretary